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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                FEBRUARY 8, 2000                                0-16132
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 Date of Report (Date of earliest event reported)       Commission File Number



                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


               DELAWARE                                 22-2711928
    (State or other jurisdiction of      (I.R.S. Employer Identification Number)
    incorporation or organization)


                               7 POWDER HORN DRIVE
                            WARREN, NEW JERSEY 07059

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               (Address of Principal Executive Offices) (Zip Code)


                                 (732) 271-1001

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              (Registrant's telephone number, including area code)

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ITEM 5.     OTHER EVENTS.

                  On February 8, 2000, Celgene Corporation (the "Company") issued a press release announcing that it had increased the size of its proposed common stock offering to 3,000,000 shares. Of those shares, 2,484,000 will be sold by the Company for its own account and the remaining 516,000 shares will be sold by John Hancock Life Insurance Company and its affiliates. The Company will also grant to the underwriters an option to purchase an additional 450,000 shares of common stock to cover over-allotments..

                  The press release is filed as an exhibit hereto and is hereby incorporated by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (a)      not applicable

         (b)      not applicable

         (c)      Exhibits

                  99.1   Press Release, dated February 8, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2000                               CELGENE CORPORATION



                                                By: /s/ John W. Jackson
                                                    ----------------------------
                                                Name:  John W. Jackson
                                                Title: Chairman of the Board and
                                                       Chief Executive Officer




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                                                   EXHIBIT INDEX


EXHIBIT                     DESCRIPTION                              PAGE
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        99.1        Press Release, dated February 8, 2000.





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